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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report:  October 10, 1997



                        WESTERN MICRO TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                    0-11560                94-2414428
------------------------------  -------------------  -------------------------
                                  (Commission              (I.R.S. Employer
(State or Other Jurisdiction       File Number          identification Number)
  of Incorporation)



       254 East Hacienda Avenue, Campbell, CA                   95008
     ---------------------------------------------          -------------
       (Address of principal executive offices)               (Zip Code)




                         (408) 379-0177
                  -------------------------------
                  (Registrant's telephone number,
                        including area code)
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Item 5.   Other Events.
          ------------

(a) On September 30, 1997, Western Micro Technology, Inc. (the "Registrant") executed an amendment, attached hereto as Exhibit 2.1, (the "Third Amendment"), with the stockholders of Star Management Services, Inc., a Delaware corporation ("Star Management"), modifying certain terms of the proposed acquisition by the Registrant of the outstanding capital stock of Star Management (the "Star Acquisition") as set forth in the Stock Purchase Agreement by and among the Registrant, Star Management, Harvey E. Najim and Carlton Joseph Mertens II (together, the "Selling Stockholders") dated as of June 4, 1997, attached hereto as Exhibit 2.2 and incorporated herein by reference (the "Stock Purchase Agreement") and as amended by the Letter Agreement dated July 22, 1997, the Amendment to Stock Purchase Agreement dated August 29, 1997 and the Second Amendment to Stock Purchase Agreement dated September 5, 1997 (filed as Exhibits
2.1 and 2.2, respectively, to the Registrant's Current Report on Form 8-K filed on September 15, 1997) (said Stock Purchase Agreement as amended the "Amended Purchase Agreement"). The Third Amendment was signed concurrently with the closing of the Star Acquisition and superseded in their entirety the Letter Agreement, Amendment to Stock Purchase Agreement, and Second Amendment to Stock Purchase Agreement.

     On October 1, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1. The press release related to the Company's announcement that it had closed the Star Acquisition.

(b) Concurrently with the closing of the Star Acquisition, the Registrant signed a Note Purchase Agreement, attached hereto as Exhibit 4.1 (the "Note Purchase Agreement") among: (i) the Registrant, as issuer; (ii) WMT Acquisition Corp., a Delaware corporation, Savoir Technology Group, Inc., a Delaware corporation, Star Management, Inet Systems, Inc., a Texas corporation, Star Data International, a company organized under the laws of the Virgin Islands, Sirius Investments, Inc., a Nevada corporation and Star Data Systems, a Texas corporation, as guarantors (together, the "Guarantors"); (iii) Robert Fleming Inc., a Delaware corporation and Canpartners Investments IV, LLC, a California limited liability company, as purchasers (together, the "Purchasers"); and (iv) Canpartners Investments IV, LLC, as agent for the Purchasers (the "Agent"). Pursuant to the Note Purchase Agreement, the Registrant sold Fifteen Million Seven Hundred Thousand Dollars ($15,700,000) worth of secured notes (the "Notes") to the Purchasers, granted to the Purchasers warrants to purchase Four Hundred Thousand (400,000) shares of the Registrant's common stock, and granted to the Purchasers Ten (10) shares of newly authorized and issued Series B Preferred Stock with the right to elect a member of the Board of Directors in the event of a default by the Registrant on the Notes.

     Concurrently with the Note Purchase Agreement, the Registrant also executed: (i) the Registration and Put Rights Agreement among the Registrant and the Purchasers attached hereto as Exhibit 4.2; (ii) the Guarantor Security and Pledge Agreement among the Registrant, the Guarantors and the Agent attached hereto as Exhibit 10.1; (iii) the SMS Subordination and Intercreditor Agreement among the Registrant, the Selling Stockholders, the Guarantors and the Purchasers attached hereto as Exhibit 10.2; (iv) the Issuer Security

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and Pledge Agreement between the Registrant and the Agent attached hereto as
Exhibit 10.3; (v) the Warrant Agreement of Western Micro Technology, Inc. between the Registrant and the Purchasers attached hereto as Exhibit 4.3; (vi) the Contribution Agreement among the Registrant and the Guarantors attached hereto as Exhibit 10.4 ; (vii) the Purchase Agreement Assignment between the Registrant and the Agent attached hereto as Exhibit 10.5; (viii) the Common Stock Purchase Warrant in favor of Robert Fleming Inc. attached hereto as
Exhibit 4.4; (ix) the Common Stock Purchase Warrant in favor of CanPartners Investments IV, LLC attached hereto as Exhibit 4.5; (x) the 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of Robert Fleming Inc. attached hereto as Exhibit 4.6; (xi) the 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of CanPartners Investments IV, LLC attached hereto as Exhibit 4.7; and (xii) the Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Western Micro Technology, Inc. attached hereto as Exhibit 3.1.

(c) Concurrently with the closing of the Star Acquisition the Registrant executed the Amendment #4 to the Inventory and Working Capital Financing Agreement between the Registrant and IBM Credit Corporation, a Delaware corporation ("ICC"), attached hereto as Exhibit 10.6 (the "Amendment #4 to Western IWCF"), to that certain Inventory and Working Capital Financing Agreement, as amended on December 31, 1996 (the "Western IWCF") among the Registrant and ICC (filed as Exhibit 10.23 to the Registrant's Annual Report on Form 10-K filed on March 31, 1997). Pursuant to the Amendment #4 to Western IWCF, the Registrant obtained an additional loan of Ten Million Dollars ($10,000,000) to consummate the Star Acquisition and granted to ICC a warrant to purchase One Hundred Thousand (100,000) shares of the Registrant's common stock.

     Concurrently with the Amendment #4 to Western IWCF, the Registrant also executed: (i) the Promissory Note in the amount of Ten Million Dollars ($10,000,000) in favor of ICC attached hereto as Exhibit 4.8; (ii) the Warrant Agreement of Western Micro Technology, Inc. between the Registrant and ICC attached hereto as Exhibit 4.9; (iii) the Assumption Agreement among the Registrant, Star Data Systems, Inc. and ICC attached hereto as Exhibit 10.7;
(iv) the Collateralized Guaranty of Payment between the Registrant and ICC attached hereto as Exhibit 10.8; (v) the IBM Credit Corporation Subordination and Intercreditor Agreement among the Registrant, the Guarantors, the Purchasers and ICC attached hereto as Exhibit 10.9; (vi) the Registration and Put Rights Agreement between the Registrant and ICC attached hereto as Exhibit 4.10 and
(vii) the Common Stock Purchase Warrant in favor of ICC attached hereto as
Exhibit 4.11.

(d) Also pursuant to the Star Acquisition, Carlton Joseph Mertens II was elected to the Registrant's board of directors. In his capacity as a Selling Stockholder of Star Management, Mr. Mertens was a party to the contracts set forth in Exhibits 2.1, 2.2, 10.2 and 10.5 hereof.

(e) In a separate transaction, on September 19, 1997, the Registrant consummated the issuance of 1,125,250 Units (the "Units") (each Unit consisting of two (2) shares of the Registrant's Series A Preferred Stock, par value $0.01 per share, for an aggregate of Two Million Two Hundred Fifty Thousand Five Hundred (2,250,500) shares, at a purchase price

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of $9.5625 per share, and one (1) Common Stock Purchase Warrant, par value $0.01 per share, for an aggregate of One Million One Hundred Twenty Five Thousand Two Hundred Fifty (1,125,250) shares, at a purchase price of $.125 per Warrant and exercisable at a price of $9.6875 per share), at a purchase price of Nineteen Dollars and Twenty Five Cents ($19.25) per Unit (the "Units"), offered pursuant to the terms and conditions of: (i) the form of Units Purchase Agreement dated as of September 19, 1997 between the Registrant and the purchasers of the Units (the "Unit Purchasers") attached hereto as Exhibit 4.12; (ii) the form of Registration Rights Agreement dated as of September 19, 1997 among the Registrant, the Purchasers and Fahnestock & Co. Inc. as placement agent attached hereto as Exhibit 4.13; (iii) the Form of Common Stock Purchase Warrant in favor of the Unit Purchasers attached hereto as Exhibit 4.14 and (iv) the Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Western Micro Technology, Inc, attached hereto as Exhibit 3.2.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)   Exhibits.

               2.1* Third Amendment to Stock Purchase Agreement by and among the
                    Registrant, Star Management, Harvey Najim and Carlton Joseph Mertens II dated September 30, 1997. Supplementary Disclosure Schedules A & B, attached to the Executed Third Amendment as Exhibits A & B, have been omitted and will be furnished to the Commission upon request. Schedules to Exhibit C of this Third Amendment omitted from this report will be furnished to the Securities and Exchange Commission upon request.

               2.2+ Stock Purchase Agreement by and among the Registrant, Star
                    Management and the Selling Stockholders dated as of June 4, 1997

               3.1 Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Western Micro Technology, Inc.

               3.2 Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Western Micro Technology, Inc.

               4.1 Note Purchase Agreement among the Registrant, the Guarantors and the Purchasers dated September 30, 1997. Schedules to this agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.

               4.2 Registration and Put Rights Agreement among the Registrant and the Purchasers dated September 30, 1997.

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               4.3  Warrant Agreement of Western Micro Technology, Inc. between the Registrant and the Purchasers dated September 30, 1997.

               4.4  Common Stock Purchase Warrant in favor of Robert Fleming
                    Inc.

               4.5 Common Stock Purchase Warrant in favor of CanPartners Investments IV, LLC.

               4.6 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of Robert Fleming Inc.

               4.7 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of CanPartners Investments IV, LLC.

               4.8 Promissory Note of Registrant in the amount of Ten Million Dollars ($10,000,000) in favor of ICC dated September 30, 1997.

               4.9 Warrant Agreement of Western Micro Technology, Inc. between the Registrant and ICC dated September 30, 1997.

               4.10 Registration and Put Rights Agreement between the Registrant and ICC.

               4.11 Common Stock Purchase Warrant in favor of ICC.

               4.12 Form of Units Purchase Agreement dated as of September 19,
                    1997 between the Registrant and the Unit Purchasers.

               4.13 Form of Registration Rights Agreement dated as of September
                    19, 1997 among the Registrant, the Purchasers and Fahnestock & Co. Inc. as placement agent.

               4.14 Form of Common Stock Purchase Warrant in favor of the Unit
                    Purchasers.

               10.1 Guarantor Security and Pledge Agreement among the
                    Registrant, the Guarantors and the Agent dated September 30, 1997.

               10.2 SMS Subordination and Intercreditor Agreement among the
                    Registrant, the Selling Stockholders, the Guarantors and the Purchasers dated September 30, 1997.

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

               10.3 Issuer Security and Pledge Agreement between the Registrant and the Agent dated September 30, 1997.

               10.4 Contribution Agreement among the Registrant and the
                    Guarantors dated September 30, 1997.

               10.5 Purchase Agreement Assignment between the Registrant and the
                    Agent dated September 30, 1997.

               10.6 Amendment #4 to the Inventory and Working Capital Financing
                    Agreement dated September 30, 1997.

               10.7 Assumption Agreement among the Registrant, Star Data
                    Systems, Inc. and ICC dated September 30, 1997.

               10.8 Collateralized Guaranty of Payment between the Registrant and ICC dated September 30, 1997.

               10.9 IBM Credit Corporation Subordination and Intercreditor
                    Agreement among the Registrant, the Guarantors, the Purchasers and ICC dated September 30, 1997.

               99.1 Press Release dated October 1, 1997.

____________________

* Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on October 10, 1997. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

+    Filed as Exhibit 2.1 to Amendment No. 2 of the Registrant's Current Report
on Form 8-K filed on July 16, 1997 and incorporated herein by reference.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 10, 1997

                                   WESTERN MICRO TECHNOLOGY, INC.



                                   By        /s/ James W. Dorst
                                      -------------------------------
                                             James W. Dorst
                                        Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description
-----------                       -----------

2.1* Third Amendment to Stock Purchase Agreement by and among the Registrant, Star Management, Harvey Najim and Carlton Joseph Mertens II dated September 30, 1997. Supplementary Disclosure Schedules A & B, attached to the Executed Third Amendment as Exhibits A & B, have been omitted and will be furnished to the Commission upon request.
         Schedules to Exhibit C of this Third Amendment omitted from this report will be furnished to the Securities and Exchange Commission upon request.

2.2+ Stock Purchase Agreement by and among the Registrant, Star Management, Harvey E. Najim and the Selling Stockholders dated as of June 4, 1997

3.1 Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Western Micro Technology, Inc.

3.2 Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Western Micro Technology, Inc.

4.1 Note Purchase Agreement among the Registrant, the Guarantors and the Purchasers dated September 30, 1997. Schedules to this agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.

4.2 Registration and Put Rights Agreement among the Registrant and the Purchasers dated September 30, 1997.

4.3 Warrant Agreement of Western Micro Technology, Inc. between the Registrant and the Purchasers dated September 30, 1997.

4.4      Common Stock Purchase Warrant in favor of Robert Fleming Inc.

4.5      Common Stock Purchase Warrant in favor of CanPartners Investments IV,
         LLC.

4.6 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of Robert Fleming Inc.

4.7 13.5% Second Priority Senior Secured Notes Due September 30, 2000 in favor of CanPartners Investments IV, LLC.

4.8 Promissory Note of Registrant in the amount of Ten Million Dollars ($10,000,000) in favor of ICC dated September 30, 1997.

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4.9      Warrant Agreement of Western Micro Technology, Inc. between the
         Registrant and ICC dated September 30, 1997.

4.10     Registration and Put Rights Agreement between the Registrant and ICC.

4.11     Common Stock Purchase Warrant in favor of ICC.

4.12 Form of Units Purchase Agreement dated as of September 19, 1997 between the Registrant and the Unit Purchasers.

4.13 Form of Registration Rights Agreement dated as of September 19, 1997 among the Registrant, the Purchasers and Fahnestock & Co. Inc. as placement agent.

4.14     Form of Common Stock Purchase Warrant in favor of the Unit Purchasers.

10.1 Guarantor Security and Pledge Agreement among the Registrant, the Guarantors and the Agent dated September 30, 1997.

10.2 SMS Subordination and Intercreditor Agreement among the Registrant, the Selling Stockholders, the Guarantors and the Purchasers dated September 30, 1997.

10.3 Issuer Security and Pledge Agreement between the Registrant and the Agent dated September 30, 1997.

10.4 Contribution Agreement among the Registrant and the Guarantors dated September 30, 1997.

10.5 Purchase Agreement Assignment between the Registrant and the Agent dated September 30, 1997.

10.6 Amendment #4 to the Inventory and Working Capital Financing Agreement dated September 30, 1997.

10.7 Assumption Agreement among the Registrant, Star Data Systems, Inc. and ICC dated September 30, 1997.

10.8 Collateralized Guaranty of Payment between the Registrant and ICC dated September 30, 1997.

10.9 IBM Credit Corporation Subordination and Intercreditor Agreement among the Registrant, the Guarantors, the Purchasers and ICC dated September 30, 1997.

99.1     Press Release dated October 1, 1997.

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____________________

* Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on October 10, 1997. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

+        Filed as Exhibit 2.1 to Amendment No. 2 of the Registrant's Current
Report on Form 8-K filed on July 16, 1997 and incorporated herein by reference.

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